CSFB

Credit Suisse First Boston

HOME EQUITY ASSET TRUST 2003-5

DERIVED COLLATERAL INFORMATION   8/06/03

$550,000,000

Total Bonds Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  Approximately 6.1% of the mortgage loans do not provide for any payments of principal either (a) prior to the first rate adjustment date or (b) in the first five years from origination.

Total Number of Loans	4,176
Total Outstanding Loan Balance	$548,610,245	Min	Max
Average Loan Current Balance	$131,372	$2,291	$863,432
Weighted Average Original LTV	81.3%*
Weighted Average Coupon	7.67%	5.10%	15.75%
Arm Weighted Average Coupon	7.58%
Fixed Weighted Average Coupon	7.93%
Weighted Average Margin	6.77%	2.75%	11.02%
Weighted Average FICO (Non-Zero)	629
Weighted Average Age (Months)	2
% First Liens	98.0%
% Second Liens	2.0%
% Arms	74.1%
% Fixed	25.9%
% of Loans with Mortgage Insurance	0.1%
% of loans with Silent Seconds	42.0%

*     Note, for second liens, CLTV is employed in this calculation

**   Including prefunding, adjustable rate loans shall represent approximately 75.0% of the total deal collateral

*** Including prefunding, fixed rate loans shall represent approximately 25.0% of the total deal collateral

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
0.01 - 25,000.00	196	0.6	3,311,950.00	12.69	277	607	95.7	69.1	97.7	89.5	87.9	14.5
25,000.01 - 50,000.00	345	2.4	13,217,891.00	10.30	323	604	83.4	74.0	85.4	37.4	83.5	35.0
50,000.01 - 75,000.00	639	7.4	40,506,875.00	8.40	350	610	80.1	76.0	91.1	4.0	87.6	45.2
75,000.01 – 400,000.00	2,916	82.5	452,772,984.00	7.56	355	630	81.4	60.0	96.2	0.3	79.0	43.3
400,000.01 - 500,000.00	59	4.8	26,606,840.00	6.96	358	652	79.8	54.1	100.0	0.0	69.4	35.8
500,000.01 - 600,000.00	17	1.7	9,426,201.00	6.73	358	652	79.5	88.4	100.0	0.0	70.5	46.0
600,000.01 - 700,000.00	3	0.3	1,904,073.00	6.63	358	646	65.8	65.9	100.0	0.0	65.9	0.0
800,000.01 >=	1	0.2	863,432.00	6.50	358	610	66.5	100.0	100.0	0.0	100.0	100.0
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
<= 0	9	0.1	561,666.00	8.92	358	-	65.4	76.9	82.2	0.0	100.0	85.1
476 - 500	10	0.2	1,072,536.00	8.67	358	497	76.6	100.0	92.2	0.0	92.2	47.4
501 - 525	140	2.8	15,406,462.00	8.92	356	514	77.3	86.6	95.9	0.1	92.1	66.8
526 - 550	298	5.7	31,401,944.00	8.79	354	538	78.7	87.7	98.1	0.2	88.4	66.0
551 - 575	499	10.1	55,663,512.00	8.30	353	563	80.9	84.0	98.0	1.4	82.7	66.2
576 - 600	586	11.7	63,988,438.00	8.04	350	589	81.5	81.7	95.7	3.5	84.1	62.8
601 >=	2,634	69.4	380,515,687.00	7.37	354	658	81.7	52.1	95.4	2.0	76.4	32.9
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
<= 80.00	2,525	65.2	357,438,041.00	7.42	355	633	76.4	56.9	95.9	0.0	77.5	39.2
80.01 - 85.00	465	11.1	61,049,544.00	7.83	353	606	84.5	73.0	93.0	0.1	85.4	63.1
85.01 - 90.00	520	13.5	73,948,049.00	7.89	356	612	89.6	81.3	96.9	0.2	79.8	52.8
90.01 - 95.00	190	3.8	20,918,825.00	7.94	349	641	94.6	71.2	98.0	3.5	81.6	51.7
95.01 - 100.00	476	6.4	35,255,785.00	9.33	342	662	100.0	46.8	96.7	27.8	81.7	16.0
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
Primary	3,940	95.9	525,944,382.00	7.65	354	629	81.4	62.0	100.0	2.0	79.8	42.5
Second Home	7	0.2	979,998.00	8.25	356	667	78.9	44.7	0.0	0.5	70.3	0.0
Investment	229	4.0	21,685,864.00	8.28	353	641	78.9	58.9	0.0	0.3	63.9	49.6
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
Full	2,792	61.9	339,525,725.00	7.67	354	612	81.7	100.0	96.1	1.8	79.3	49.7
Reduced	1,079	28.9	158,561,113.00	7.73	355	663	81.7	0.0	95.9	2.8	78.1	20.1
No Income/ No Asset	13	0.5	2,800,981.00	6.93	357	676	71.5	0.0	96.3	0.0	67.5	61.9
Stated Income / Stated Assets	292	8.7	47,722,425.00	7.59	350	634	77.8	0.0	94.0	0.4	82.6	66.9
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
<= 10.00000	3,692	96.1	526,977,726.00	7.51	355	631	80.9	61.7	95.9	0.1	79.4	43.5
10.00001 - 10.50000	72	1.2	6,463,497.00	10.30	354	574	81.8	75.2	91.3	1.7	70.3	40.0
10.50001 - 11.00000	46	0.6	3,332,164.00	10.80	346	583	82.8	78.0	97.6	14.1	77.2	25.8
11.00001 - 11.50000	50	0.6	3,094,322.00	11.36	355	606	92.2	65.2	95.9	50.9	71.4	17.3
11.50001 - 12.00000	49	0.4	1,994,195.00	11.81	324	604	94.6	69.3	90.9	77.4	62.3	15.2
12.00001 - 12.50000	34	0.2	1,016,862.00	12.36	291	614	97.1	45.9	99.5	91.6	85.2	6.2
12.50001 - 13.00000	52	0.2	1,187,607.00	12.88	250	603	99.3	73.1	98.7	100.0	75.7	14.7
13.00001 - 13.50000	63	0.3	1,522,194.00	13.36	251	609	99.7	51.8	100.0	100.0	83.3	13.2
13.50001 - 14.00000	88	0.4	2,274,162.00	13.89	309	610	97.4	65.5	99.8	95.8	69.7	4.4
14.00001 - 14.50000	8	-	158,253.00	14.33	307	627	98.7	61.0	74.8	100.0	58.3	20.8
14.50001 - 15.00000	13	-	197,277.00	14.94	253	607	96.1	31.8	100.0	100.0	63.2	0.0
15.50001 - 16.00000	9	0.1	391,985.00	15.75	358	633	99.9	0.0	100.0	100.0	62.3	0.0
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
Purchase	2,134	49.9	273,966,488.00	7.72	356	650	83.2	52.4	96.1	3.4	75.0	0.0
Refinance - Rate Term	292	7.4	40,443,727.00	7.56	353	615	80.9	67.6	96.9	0.1	84.3	0.0
Refinance - Cashout	1,750	42.7	234,200,030.00	7.63	351	607	79.1	72.0	95.4	0.6	83.1	100.0
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
<= 40.00	1,749	38.1	209,230,186.00	7.70	353	625	80.1	66.0	95.3	1.5	83.2	49.4
40.01 - 45.00	1,098	28.5	156,490,642.00	7.60	354	641	82.0	48.2	96.7	2.2	76.9	36.0
45.01 - 50.00	1,143	28.2	154,742,806.00	7.73	354	624	81.9	65.9	95.8	2.4	76.1	40.7
50.01 - 55.00	179	4.9	27,064,589.00	7.55	354	628	82.6	86.2	95.3	1.4	79.3	40.0
55.01 - 60.00	6	0.2	1,026,094.00	6.90	356	645	83.5	63.1	100.0	1.8	52.1	63.8
60.01 >=	1	-	55,928.00	8.25	358	570	80.0	100.0	100.0	0.0	100.0	100.0
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
0	516	8.7	47,967,442.00	8.36	340	624	83.3	56.6	92.8	9.4	81.5	46.0
6	1	-	157,043.00	8.12	358	594	85.0	100.0	100.0	0.0	100.0	0.0
12	170	5.1	28,173,761.00	7.72	354	622	80.9	55.8	96.9	0.4	82.9	51.1
24	1,514	41.0	224,843,172.00	7.49	357	628	82.4	58.1	97.1	0.9	76.7	38.6
30	1	-	173,601.00	9.49	351	591	80.0	0.0	100.0	0.0	100.0	100.0
36	1,670	37.9	207,873,474.00	7.77	353	631	80.3	65.9	95.2	1.9	80.1	40.5
42	1	-	125,549.00	9.00	355	507	70.0	100.0	100.0	0.0	100.0	100.0
60	303	7.2	39,296,202.00	7.30	349	643	78.2	73.3	95.1	0.0	82.2	66.9
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Seller	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
Meritage Mortgage Corporation	1,015	22.9	125,903,302.00	7.73	357	648	81.0	81.9	96.0	4.4	68.6	31.7
MILA	922	17.6	96,441,275.00	8.28	352	634	87.2	44.7	95.0	4.9	81.9	23.7
First NLC Financial Services	626	16.8	91,922,957.00	7.52	355	631	77.8	46.6	97.7	0.0	85.2	36.5
Decision One Mortgage	659	16.0	87,676,125.00	7.63	350	603	80.8	66.6	95.3	0.0	83.1	75.4
CIT (USING CJ)	285	6.7	36,533,539.00	7.64	357	585	80.3	85.8	95.5	0.0	81.5	77.8
Other	669	20.1	110,133,048.00	7.24	352	638	80.1	55.1	95.5	0.4	79.8	39.5
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

Interest	# of	% of	Total					% Full	% Owner	% 2nd		% Cash
Only	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	% SFR	Out
IO	117	6.1	33,478,325.00	6.33	358	670	81.9	73.4	98.2	0.0	63.4	17.4
R	4,059	93.9	515,131,919.00	7.76	353	627	81.2	61.1	95.7	2.1	80.2	44.3
Total:	4,176	100.0	548,610,245.00	7.67	354	629	81.3	61.9	95.9	2.0	79.1	42.7

LTV Loans
With	# of	% of	Total
Silent Seconds	Loans	Sched_Bal	Sched_Bal	OLTV	CLTV	% Purchase
<= 80.00	1,352	89.4	205,999,205.00	79.4	98.6	83.5
80.01 - 85.00	88	5.5	12,595,958.00	84.6	96.3	74.1
85.01 - 90.00	88	5.2	11,907,292.00	89.7	98.4	77.9
Total:	1,528	100.0	230,502,455.00	80.2	98.5	82.7